Dreyfus

California Intermediate

Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                           Dreyfus California  Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus California Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2002, the fund achieved a total return of 8.67%. (1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.98% for the same period.(2) Additionally, the fund is reported in the Lipper California Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.76%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's positive performance was primarily influenced by low interest rates, lackluster economic growth and a "flight to quality" among investors. While the fund achieved a lower return than its benchmark, this can primarily be attributed to the absence of fees and expenses in the Index and because the Index is not state specific. We are pleased that the fund produced higher returns than its Lipper category average, which is primarily because of the fund's focus on the longer end of the intermediate-term maturity range, where yields were relatively high.

What is the fund's investment approach?

The fund's goal is to seek as high a level of federal and California state tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from California issuers. We also manage the fund in an effort to achieve a competitive total return.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average effective duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average effective duration to make cash available for the purchase of new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average effective duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns, which include both tax-exempt income and price changes over time.

What other factors influenced the fund's performance?

When the reporting period began, the nation was in the midst of an economic recovery that proved to be far less robust than most investors had expected. Relatively strong consumer spending was offset by persistent weakness among corporations and manufacturers, and these uncertain conditions were aggravated by the spread of corporate scandals and growing international tensions. As a result, the Federal Reserve Board continued to maintain short-term interest rates at their lowest level in 40 years. Tax-exempt bond yields fell further in response to a surge in demand from investors seeking a relatively safe haven from the falling stock market.

At the same time, the uneven economic recovery contributed to fiscal problems for many states and municipalities. Like many other states, California lost jobs during the 2001 recession and has collected less tax revenue than it originally anticipated. The state bridged the substantial gap in its fiscal 2003 budget by reducing expenses, raising certain taxes, tapping a number of non-recurring revenue sources and borrowing in the tax-exempt bond markets. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, new issuance during the reporting period was easily absorbed by the surge in demand from shell-shocked equity investors, keeping yields relatively low.

As  a  result  of these various influences, the difference between yields at the
short    and    long    ends    of    the   intermediate-term   maturity   rang
widened during the reporting period. Because we focused primarily on bonds with longer maturities, the fund benefited by capturing and maintaining higher yields for as long as practical. At the same time, we intensified our emphasis on high credit quality, generally avoiding the state's unsecured debt in favor of bonds issued by cities, towns and other local entities, including bonds backed by the revenues of water and sewer facilities.

What is the fund's current strategy?

We expect the supply of California bonds to rise sharply in the fourth quarter of 2002 when the state issues securities designed to reimburse the state for expenditures related to the 2001 energy crisis. In addition, because of the recent surge in investor demand, we have become concerned that municipal bonds may have reached unusually high price levels. Accordingly, we have adopted a relatively defensive posture, emphasizing income-oriented securities that tend to retain more of their value during market declines, but that are apt to lag the averages during market rallies. In addition, while we have continued to focus on bonds with maturities toward the long end of the spectrum, we are prepared to reduce the fund's weighted average maturity if the market shows signs of weakening.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS



September 30, 2002 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.5%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--81.7%

ABAG Finance Authority, COP
  (Episcopal Homes Foundation)

   5.25%, 7/1/2010                                                                            3,500,000                3,764,495

Alameda Corridor Transportation Authority, Revenue

   5.125%, 10/1/2016 (Insured; MBIA)                                                          3,000,000                3,332,880

Alameda County, COP
   5.375%, 12/1/2012 (Insured; MBIA)                                                          2,000,000                2,366,060

Alta Loma School District
   Zero Coupon, 8/1/2015 (Insured; FGIC)                                                      1,000,000                  592,090

Anaheim Public Financing Authority, Revenue

   (Electric System Generation)
   5.25%, 10/1/2017 (Insured; FSA)                                                            1,840,000                2,067,626

Beverly Hills Unified School District:

   4.50%, 8/1/2012                                                                              760,000                  849,923

   4.75%, 8/1/2015                                                                              550,000                  601,739

California:

   5.375%, 4/1/2013                                                                           3,000,000                3,457,950

   5.50%, 3/1/2017                                                                            5,990,000                6,636,860

   Veterans 5.35%, 12/1/2016                                                                  2,000,000                2,158,940

California Department of Water Resources, Revenue

  (Central Valley Project):

      5.50%, 12/1/2015                                                                        1,500,000                1,739,235

      Water Systems 5.50%, 12/1/2015 (Insured; FGIC)                                          2,000,000                2,389,840

California Health Facilities Financing Authority, Revenue:

   (Downey Community Hospital) 5.625%, 5/15/2008                                              4,450,000                4,535,218

   (Pomona Valley Hospital)
      5.375%, 7/1/2009 (Insured; MBIA)                                                        3,240,000                3,692,952

   (Saint Francis Memorial Hospital) 5.75%, 11/1/2003                                         1,130,000                1,180,522

California Housing Finance Agency, Revenue
   (Single Family Mortgage):

      5.80%, 8/1/2003                                                                           565,000                  580,865

      5.95%, 8/1/2014 (Insured; MBIA)                                                         3,000,000                3,181,260

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 3/1/2005                                              5,000,000                5,122,900

California Public Works Board, LR (Secretary of State)

   6.10%, 12/1/2004 (Insured; AMBAC)                                                          4,100,000                4,499,340

California Statewide Communities Development Authority:

  Apartment Development Revenue
    (Irvine Apartment Communities)

      5.05%, 5/15/2008                                                                        2,000,000                2,148,400

   COP, Revenue (Huntington Memorial Hospital)
      5.50%, 7/1/2010                                                                         4,000,000                4,533,280


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities
  Development Authority (continued):

      MFHR (Equity Residential) 5.20%, 6/15/2009                                              2,000,000                2,195,340

      Multifamily Revenue (Quail Ridge Apartments)
         4.25%, 7/1/2012                                                                      1,000,000                1,017,140

Carson Redevelopment Agency
   (Area Number 1--Tax Allocation)

   5.50% 10/1/2013 (Insured; MBIA)                                                            1,000,000                1,200,070

East Bay Municipal Utility District, Water System Revenue:

   5.20%, 6/1/2008 (Insured; MBIA)                                                            2,000,000                2,072,740

   5.25%, 6/1/2015 (Insured; MBIA)                                                            2,000,000                2,255,700

Escondido Joint Powers Financing Authority, LR

   (California Center for the Arts)
   5.90%, 9/1/2010 (Insured; AMBAC)                                                           3,440,000                3,893,908

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue:

      0/7.05%, 1/1/2010                                                                       2,500,000  (a)           2,705,400

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000                5,218,577

      0/7.15%, 1/1/2013 (Prerefunded 1/1/2010)                                                2,000,000  (a,b)         2,204,120

      5.125%, 1/15/2019 (Insured; MBIA)                                                       2,000,000                2,159,120

Livermore--Amador Valley Water Management Agency,
   Sewer Revenue 5.25%, 8/1/2014 (Insured; AMBAC)                                             3,200,000                3,654,976

Los Angeles City, Revenue
   (Harbor Department) 6%, 8/1/2014                                                           6,500,000                7,387,640

Los Angeles Community College District:

   5.50%, 8/1/2015 (Insured; MBIA)                                                            2,000,000                2,312,360

   5.50%, 8/1/2016 (Insured; MBIA)                                                            1,845,000                2,113,466

Los Angeles County Metropolitan Transportation Authority,

   Sales Tax Revenue 5%, 7/1/2017 (Insured; FGIC)                                             1,450,000                1,555,546

Los Angeles Department of Water & Power,
   Electric Plant Revenue 5.70%, 9/1/2011 (Insured; FGIC)                                       290,000                  306,025

Los Angeles Unified School District:

   5.50%, 7/1/2012 (Insured; MBIA)                                                            2,500,000                2,993,375

   5.75%, 7/1/2015 (Insured; MBIA)                                                            3,000,000                3,646,170

Metropolitan Water District of Southern California,
   Waterworks Revenue 5.25%, 3/1/2015                                                         3,000,000                3,403,470

Midpeninsula Regional Open Space
   District Financing Authority, Revenue

   Zero Coupon, 9/1/2015 (Insured; AMBAC)                                                     2,825,000                1,669,067

Modesto Irrigation District, COP (Capital Improvements)

   5.25%, 7/1/2016 (Insured; FSA)                                                             2,370,000                2,664,378

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Novato Unified School District
  (San Jose Unified School District):

      5.25%, 8/1/2016 (Insured; FGIC)                                                         1,100,000                1,239,403

      5.25%, 8/1/2017 (Insured; FGIC)                                                         1,245,000                1,392,757

Orange County, COP 5.70%, 7/1/2010 (Insured; MBIA)                                            4,000,000                4,504,440

Orange County Local Transportation Authority,
   Sales Tax Revenue

   5%, 2/15/2011 (Insured; AMBAC)                                                             1,000,000                1,148,310

Port Oakland, Special Facilities Revenue
   (Mitsui O.S.K. Lines, Ltd.)

   6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)                                            1,000,000                1,010,900

Rancho Water District 5.50%, 8/1/2008                                                         1,670,000                1,959,745

Riverside Unified School District
   (Election) 5.25%, 2/1/2016 (Insured; FGIC)                                                 1,380,000                1,562,546

Sacramento County, Special Tax
   (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,115,000                1,206,664

      5.40%, 12/1/2009                                                                        1,230,000                1,336,727

Sacramento County Sanitation District
   Financing Authority, Revenue:

      5.50%, 12/1/2014                                                                        4,000,000                4,623,400

      5%, 12/1/2016                                                                           4,000,000                4,218,160

Sacramento Municipal Utilities District,
   Electric Revenue 9.895%, 11/15/2015                                                        2,000,000  (c,d)         2,198,700

San Diego County, COP (Burnham Institute)
   5.70%, 9/1/2011                                                                            3,100,000                3,366,972

San Diego Housing Authority, MFHR
   (Island Village Apartments)

   5.10%, 7/1/2012                                                                            1,215,000                1,323,001

San Diego Unified School District

   (Election 1998) 5.25%, 7/1/2017 (Insured; FGIC)                                            1,000,000                1,128,040

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000                1,419,618
(Special Facilities Lease--SFO Fuel)
         5.25%, 1/1/2008 (Insured; AMBAC)                                                     2,575,000                2,881,734

San Francisco City and County
   Public Utilities Commission,

   Commission Water Revenue
   5%, 11/1/2016 (Insured; FSA)                                                               2,000,000                2,199,820

San Mateo Redevelopment Agency
   (Tax Allocation) 5.10%, 8/1/2014                                                           1,835,000                2,028,923


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Santa Ana Housing Authority, MFHR
  (Cornerstone Village Apartments)

   5%, 8/15/2012                                                                              1,000,000                1,083,420

Santa Clara Unified School District 5.50%, 7/1/2016                                           1,870,000                2,149,266

South Placer Wastewater Authority, Wastewater Revenue

   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,000,000                1,154,580

Southern California Public Power Authority,
   Power Project Revenue (San Juan Unit 3)
   5.375%, 1/1/2010 (Insured; FSA)                                                            3,500,000                4,078,935

Southern California Rapid Transit District, Revenue

  (Special Benefit Assessment District)

   5.75%, 9/1/2005 (Insured; AMBAC)                                                           6,750,000                7,563,240

Tri-City Hospital District, Revenue
   5.375%, 2/15/2007                                                                          2,500,000                2,808,450

Upland Public Financing Authority,
   LR (Water Systems Project)

   4.60%, 10/1/2016 (Insured; AMBAC)                                                          3,500,000                3,745,035

Westlands Water District, Revenue, COP
   5.25%, 9/1/2020 (Insured; MBIA)                                                            1,500,000                1,656,525

U.S. RELATED--14.8%

Children's Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            1,000,000                1,095,010

   5.75%, 7/1/2014                                                                            3,000,000                3,264,420

Guam, LOR:

   (Infrastructure Improvement)
      5.25%, 11/1/2009 (Insured; AMBAC)                                                       1,210,000                1,376,496

   (Section 30) 5.50%, 12/1/2010 (Insured; FSA)                                               3,000,000                3,519,540

Puerto Rico Commonwealth, Public Improvement:

   5%, 7/1/2004                                                                               1,350,000                1,426,221

   5%, 7/1/2005                                                                                 230,000                  250,679

   5%, 7/1/2005                                                                               2,270,000                2,456,844

   5.75%, 7/1/2008 (Insured; MBIA)                                                            2,000,000                2,341,520

   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,382,480

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured; FSA, Prerefunded 7/1/2010)                                       2,000,000  (b)           2,392,940

Puerto Rico Highway And Transportation Authority,
   Highway Revenue 6.25%, 7/1/2016 (Insured; FSA)                                             3,000,000                3,812,970

Puerto Rico Industrial Tourist Educational, Medical, and Environmental Control Facilities Financing
   Authority, Industrial Revenue

   (Guaynabo Warehouse) 4.35%, 7/1/2006                                                       1,170,000                1,236,058

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Municipal Finance Agency
   5.50%, 7/1/2017 (Insured; FSA)                                                             1,000,000                1,114,680

Puerto Rico Public Building Authority,
   Government Facility Revenue

   5.50%, 7/1/2016                                                                            1,500,000                1,763,145

Virgin Islands Public Finance Authority, Revenue:

   5.625%, 10/1/2010                                                                          2,000,000                2,172,900

   5.875%, 10/1/2018                                                                          1,000,000                1,026,620

Virgin Islands Water and Power Authority,
   Electric Systems 5.125%, 7/1/2011                                                          1,000,000                1,085,340

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $196,176,854)                                                                                               213,768,137
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Financing Authority,

  HR, VRDN (Adventist) 1.90%

   (Insured; MBIA, LOC; California Teacher's Retirement)                                      1,000,000  (e)           1,000,000

California Housing Finance Agency, MFHR, VRDN 2%                                              1,000,000  (e)           1,000,000

Newport Beach, Revenue, VRDN
   (Hoag Memorial Hospital) 1.90%                                                             1,500,000  (e)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,500,000)                                                                                                   3,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $199,676,854)                                                             98.1%              217,268,137

CASH AND RECEIVABLES (NET)                                                                         1.9%                4,210,792

NET ASSETS                                                                                       100.0%              221,478,929


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.4

AA                               Aa                              AA                                               16.4

A                                A                               A                                                 5.8

BBB                              Baa                             BBB                                               7.7

BB                               Ba                              BB                                                2.4

F1+,F-1                          MIG1, VMG1 & P1                 SP1, A1                                           2.1

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     2.2

                                                                                                                 100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE UNTIL MATURITY.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT SEPTEMBER 30, 2002,  THIS
     SECURITY AMOUNTED TO $2,198,700 OR 1.0% OF NET ASSETS.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           199,676,854   217,268,137

Cash                                                                    617,065

Interest receivable                                                   2,703,699

Receivable for investment securities sold                             1,073,519

Prepaid expenses                                                          7,260

                                                                    221,669,680
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,239

Payable for shares of Beneficial Interest redeemed                      167,228

Other liabilities                                                         5,284

                                                                        190,751
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      221,478,929
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     203,926,392

Accumulated undistributed investment income--net                         37,567

Accumulated net realized gain (loss) on investments                     (76,313)

Accumulated gross unrealized appreciation on investments             17,591,283
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      221,478,929
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 14,991,558

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.77

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,934,207

EXPENSES:

Management fee--Note 3(a)                                              621,931

Shareholder servicing costs--Note 3(b)                                 102,999

Professional fees                                                       25,503

Custodian fees                                                          13,504

Trustees' fees and expenses--Note 3(c)                                   6,671

Prospectus and shareholders' reports                                     6,567

Registration fees                                                        5,613

Loan commitment fees--Note 2                                               811

Miscellaneous                                                            9,603

TOTAL EXPENSES                                                         793,202

Less--reduction in management fee
  due to undertaking--Note 3(a)                                         (5,562)

NET EXPENSES                                                           787,640

INVESTMENT INCOME--NET                                               4,146,567
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                947,758

Net unrealized appreciation (depreciation) on investments           12,143,729

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              13,091,487

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,238,054

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,146,567            7,886,366

Net realized gain (loss) on investments           947,758            1,427,475

Net unrealized appreciation

   (depreciation) on investments               12,143,729           (3,053,274)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   17,238,054            6,260,567
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,213,805)          (7,818,099)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  28,884,571           45,999,961

Dividends reinvested                            3,135,217            5,709,462

Cost of shares redeemed                       (20,904,099)         (32,505,997)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       11,115,689           19,203,426

TOTAL INCREASE (DECREASE) IN NET ASSETS        24,139,938           17,645,894
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           197,338,991          179,693,097

END OF PERIOD                                 221,478,929          197,338,991

Undistributed investment income--net               37,567              104,805
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,023,510            3,269,677

Shares issued for dividends reinvested            218,537              407,082

Shares redeemed                                (1,470,071)          (2,320,162)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     771,976            1,356,597

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                        Six Months Ended
                                      September 30, 2002                                    Year Ended March 31,
                                                              ---------------------------------------------------------------------
                                              (Unaudited)          2002(a)        2001          2000          1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             13.88          13.97          13.40         13.99          13.82          13.27

Investment Operations:

Investment income--net                               .29(b)         .58(b)         .58           .58            .58            .59

Net realized and unrealized

   gain (loss) on investments                        .89           (.09)           .57          (.59)           .17            .55

Total from
   Investment Operations                            1.18            .49           1.15          (.01)           .75           1.14

Distributions:

Dividends from investment
   income--net                                      (.29)          (.58)          (.58)         (.58)          (.58)          (.59)

Net asset value, end of period                     14.77          13.88          13.97         13.40          13.99          13.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    8.67(c)        3.46           8.79           .02           5.55           8.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .76(d)         .76            .76           .79            .80            .79

Ratio of net investment income

   to average net assets                            4.00(d)        4.15           4.28          4.32           4.19           4.35

Decrease reflected in
   above expense ratios

   due to undertakings by

   The Dreyfus Corporation                           .01(d)         --             .00(e)        .00(e)         .02            .01

Portfolio Turnover Rate                             8.96(c)       21.04          31.35         19.38          26.29          44.77
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   221,479        197,339        179,693       174,706        202,436        202,997

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED MARCH 31,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  4.14% TO 4.15%.  PER SHARE  DATA AND  RATIOS/  SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO APRIL 1,  2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such secu rities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,615 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $1,012,061 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $291,442 of the carryover expires in fiscal 2004 and $720,619 expires in fiscal 2005.

The tax character of distributions paid to shareholder during the fiscal year ended March 31, 2002, was as follows: tax exempt income $7,818,099. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2002 through September 30, 2002, to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $5,562 during the period ended September 30, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $56,919 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $34,026 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2002, redemption fees charged and retained by the fund amounted to $2,924.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $30,605,020 and $18,039,218, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                  For More Information



                        Dreyfus California Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  902SA0902